UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 5, 2005
                                                 _____________________________

                        First Keystone Financial, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Pennsylvania                          000-25328                     23-2576479
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)


22 West State Street, Media, Pennsylvania                                19063
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     (610) 565-6210
                                                   ___________________________

                               Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On May 5, 2005, First Keystone Financial, Inc. (the
"Company") reported its results of operations for the quarter ended March 31, 2005.

     For additional information, reference is made to the Company's press release dated May 5, 2005, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01   Financial Statements and Exhibits
            _________________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibits are filed herewith.

Exhibit Number    Description
______________    ____________________________________________


99.1              Press release dated May 5, 2005.


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  May 6, 2005            By:  /s/ Rose M. DiMarco
                                   _______________________
                                   Rose M. DiMarco
                                   Chief Financial Officer